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                                                                    Exhibit 10.2

                   GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

                Student Loan Origination and Servicing Agreement

     This Agreement, is made as of May 23, 2002, among GREAT LAKES EDUCATIONAL LOAN SERVICES, INC. ("Great Lakes"), a non-profit corporation, and FIFTH THIRD BANK, as eligible lender trustee (the "Eligible Lender Trustee") on behalf of Education Funding Capital Trust-I, a Delaware business trust (the "Trust"), (the Eligible Lender Trustee and the Trust are collectively referred to as the "Lender"), Lender # 833938, Portfolio # 873938 (and any other subportfolio numbers assigned), an eligible institution engaged in providing loans ("Student Loans") to students and parents under Title IV, Part B of the Higher Education Act of 1965, as amended (hereinafter the "Act") and GRAD PARTNERS, INC., as Master Servicer (the "Master Servicer").

                              W I T N E S S E T H:

     Whereas, Great Lakes has established a program for originating and servicing Student Loans under the Act; and

     Whereas, the Trust has issued its $525,000,000 Auction Rate Education Loan Backed Notes, Series 2002 A and B, pursuant to the Indenture of Trust dated as of May 1, 2002 (the "Indenture") among the Trust, the Eligible Lender Trustee and Fifth Third Bank as the Indenture Trustee (the "Indenture Trustee"); and

     Whereas, pursuant to the Indenture, the Trust and the Eligible Lender Trustee have granted a security interest in certain Student Loans (the "Financed Student Loans") to the Indenture Trustee in order to secure the Trust's obligation to repay the Notes; and

     Whereas, pursuant to a Servicing Agreement among Master Servicer, the Trust and the Eligible Lender Trustee, Grad Partners, Inc. has agreed to act as Master Servicer of the Financed Student Loans and, in connection therewith, desires to enter into a subservicing agreement with Great Lakes relating to the servicing of the Financed Student Loans.

     Now Therefore, in consideration of the promises and the terms and conditions set forth herein, the Master Servicer and Great Lakes agree as follows:

     1.   Student Loans to be Serviced.

     Great Lakes and the Master Servicer agree that Great Lakes shall service all Student Loans covered by the Act that are made or purchased by the Eligible Lender Trustee, on behalf of the Trust, and that are guaranteed by Great Lakes Higher Education Guaranty Corporation ("GLHEGC") and that are submitted to Great Lakes by the Master Servicer and accepted by Great Lakes for servicing.

     2.   Great Lakes = Duties as Originator.

     Great Lakes covenants and agrees to originate each Financed Student Loan in compliance with all requirements of the Act, the guaranty agreement between the Eligible Lender Trustee and

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GLHEGC (the "Guaranty Agreement") and all other laws and regulations applicable to its activities hereunder.

     (a) Origination of Student Loans. Great Lakes agrees with Master Servicer to provide the following services and to coordinate processing as required to enable guarantee by Great Lakes Higher Education Guaranty Corporation:

          (1) Great Lakes agrees to coordinate with GLHEGC the processing of all properly completed Student Loan applications within one business day after receipt of all required information from the borrower, the school, and, for PLUS loans, the credit bureau. This standard shall be met if 90% of all Student Loans are processed within this one day period. Student Loan application forms shall identify the Lender and shall be sent to a separate post office box, as provided on the Student Loan application form. Lender has sole authority to determine the schools from which it will accept borrower applications.

          (2) If either the Student Loan application form or the promissory note are not properly completed, Great Lakes shall promptly notify the school or the borrower, whomever is appropriate, to resolve the deficiencies.

          (3) Great Lakes will perform a credit check to determine whether or not PLUS borrowers have adverse credit as required by the Act. If there is no indication of adverse credit, Great Lakes will document this finding and will submit the loan information to GLHEGC for guarantee processing.

          If adverse credit is indicated under a strict interpretation of the federal regulations, Great Lakes will mail a Master Servicer approved denial notice to the borrower.

          (4) If the Student Loan application form and note are properly completed:

               (i) Great Lakes will coordinate GLHEGC's processing of the Student Loan for guarantee.

               (ii) Upon guarantee of the Student Loan, Great Lakes as Lender's agent shall prepare a disclosure statement in accordance with federal regulations and shall make the required disbursements of the Student Loan. These disbursement checks shall be drawn against a checking account maintained by Great Lakes. The Master Servicer shall cause this account to be funded on a daily basis by an ACH transfer initiated by Great Lakes to cover all disbursements made that day. Great Lakes will pay all transaction costs associated with the account including the cost of standard checks and will receive all investment earnings on balances existing from time to time in the account. Great Lakes will reconcile the account and will confirm that all disbursements are included in the regular periodic reports provided to the Master

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          Servicer. Great Lakes will also manage the payment of guaranty fees on behalf of the Master Servicer.

               (iii) Great Lakes shall mail the check and two copies of the disclosure statement to the school. One copy of the disclosure statement will be provided to the student along with the disbursement check, and the other copy will be retained by the school. For schools with whom the Master Servicer has authorized Great Lakes to process Electronic Funds Transfers, Great Lakes agrees to perform those lender duties and responsibilities specified in the Common Manual: Unified Student Loan Policy, as amended from time to time (the "Guarantor=s Common Manual").

               (iv) Great Lakes shall provide and/or coordinate the mailing of appropriate reports regarding Student Loans to the Master Servicer, including guaranty activity reports, check registers, and disbursement reports.

          (5) Great Lakes shall respond to all borrower inquiries in a prompt, courteous and thorough manner.

     (b)  Document Handling.

          (1) Great Lakes shall capture and retain a copy of each promissory note and each disclosure statement on its image system and shall store a backup image copy in a remote facility.

          (2) Great Lakes shall hold the original Student Loan documents, including the original promissory note, a copy of the Student Loan application and the disclosure statement for safekeeping.

     3.   Great Lakes = Duties as Servicer.

     Great Lakes covenants and agrees to service each Financed Student Loan in compliance with all requirements of the Act, the Guaranty Agreement and all other laws and regulations applicable to its activities hereunder and to perform all services and duties customary to the servicing of Student Loans. Without limiting the foregoing, in fulfillment of its obligations hereunder, Great Lakes shall do the following.

     (a) Great Lakes as servicer of the Student Loans shall perform all of the Eligible Lender Trustee's and Trust's obligations as holder of Student Loans as required by the Act and all regulations issued by the U.S. Department of Education or by the GLHEGC to implement the Act. Great Lakes shall have full power to sign and act on the Trust's and Eligible Lender Trustee's behalf as the their agent in all transactions with borrowers serviced hereunder. The Trust and Eligible Lender Trustee do hereby authorize, constitute, and appoint Great Lakes on its behalf and as its

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attorney in fact, to endorse those promissory notes for which a claim has been filed with GLHEGC. Great Lakes will carry out its responsibilities hereunder in a diligent and lawful manner.

     (b) Great Lakes shall complete all forms and reports required by the U.S. Department of Education and by GLHEGC.

     (c) Great Lakes shall prepare a "Lender's Request for Payment of Interest and Special Allowance" to be used in billing the U.S. Department of Education (the "Department") for interest and the special allowance for all eligible loans on a quarterly basis. Great Lakes agrees to submit the billing to the Department within 30 days following the last day of each quarter (March 31, June 30, September 30, December 31). In the event that Great Lakes does not submit the billing to the Department within 30 calendar days following the last day of each quarter, and such failure is not attributable to action or inaction by the Master Servicer, Eligible Lender Trustee or Trust, or the Department, the Trust shall be entitled to payment by Great Lakes of penalty interest. Such penalty interest shall be calculated on the actual amount of interest subsidies and special allowance payments that the Eligible Lender Trustee is entitled to receive from the Department on the Student Loans covered by the billing report and for the time period between such 30th day through the date that said billing report is filed with the Department by Great Lakes using the LIBOR rate, as quoted in the Wall Street Journal, for the period closest in term to the actual number of days covered by penalty period.

     Great Lakes shall accrue and capitalize interest on those Student Loans not eligible for interest subsidy.

     (d) Great Lakes shall verify the current status of all borrowers not less often than annually through direct contact with each borrower to ensure correct account information. Great Lakes shall also seek to verify the borrower's status by direct or indirect contact with educational institutions.

     (e) Great Lakes shall respond to all borrower inquiries in a prompt, courteous and thorough manner.

     (f) When a Student Loan becomes due for repayment, Great Lakes shall prepare a payment schedule and disclosure statement and mail it to the borrower for signature(s). Prior to the first payment due date, repayment coupons will be prepared and sent to the borrowers.

     (g) Great Lakes shall post to the borrower's account all payments of principal, interest and other charges.

     (h) Great Lakes shall provide reports to the Master Servicer and Indenture Trustee of all monetary transactions as well as periodic summary and account information as required in the "Lender Service Manual" including such items as:

          (1) Detailed periodic reports to support all cash transactions processed;

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          (2)  Monthly portfolio summary reports and supporting data listings;

          (3)  A monthly listing of delinquent accounts; and

          (4) A quarterly report of billings to the Department for interest and special allowances.

     (i) Great Lakes shall automatically credit the Trust's account whenever a borrower overpays an account by less than $5.00, and the Master Servicer, at its discretion, acting on behalf of the Trust, can reimburse the borrower. When the overpayment is more than $5.00, Great Lakes shall remit the overpayment directly to the borrower. When a borrower's balance owing is less than $10.00, Great Lakes may, at its discretion, write-off the balance.

     (j) Great Lakes shall handle all required borrower contact functions and shall meet all servicing "due diligence" requirements, as that term is used under the Act and implementing regulations. Such functions include, for example, skip tracing, contacting delinquent borrowers, handling borrower requests for extensions or deferments, and preparing and processing claims, including death, disability, default, closed school, false certification and bankruptcy claims.

     (k) Great Lakes agrees to prepare and submit all papers and documents necessary to strictly follow reimbursement procedures specified in the Guarantor's Common Manual upon default of borrower and further agrees to promptly remit proceeds to the Indenture Trustee upon receipt from the Guarantor.

     (l) Great Lakes shall capture and retain a copy of each promissory note and each disclosure statement on its image system and shall store a backup image copy in a remote facility. Great Lakes shall hold the original Student Loan documents, including the original promissory note, a copy of the Student Loan application and the disclosure statement for safekeeping.

     (m) Great Lakes shall provide immediate notice to the Master Servicer of any proceeding or action filed, asserted or threatened against Great Lakes that, if decided unfavorably to Great Lakes, would adversely impact Great Lakes' status as an eligible "third-party servicer".

     (n) Great Lakes shall maintain a complete and separately identified record for the Financed Student Loans of each borrower, inclusive of all documentation and correspondence related to the Financed Student Loans.

     (o) Great Lakes shall prepare and maintain accounting records with respect to the Financed Student Loans; process refunds and other adjustments; process address changes and maintain address records.

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     (p) Great Lakes shall collect all payments with respect to Financed Student
Loans and deliver all such payments to the Indenture Trustee, including without limitation guarantee payments, with respect to the Financed Student Loans. Great Lakes shall remit collected funds by automated clearing house within three (3) business days of receipt to the Indenture Trustee.

     (q) Great Lakes shall retain summary records of contacts, follow-ups and collections efforts, and records of written correspondence relating to the Financed Student Loans of each borrower sufficient to ensure claim payment.

     (r) Great Lakes shall process adjustments including NSF checks, status changes, forbearances, deferments and Financed Student Loans paid in full.

     (s) Great Lakes shall at all times identify the Trust and the Eligible Lender Trustee as the owners of the Financed Student Loans and identify the Indenture Trustee as a party which has a security interest in the Financed Student Loans.

     (t) Great Lakes shall establish and maintain a method for charging and collecting late payment fees in accordance with provisions of the Act and all other applicable laws and regulations.

     (u) Great Lakes shall act as custodian and bailee with respect to all original documents and hold them subject to the lien of the Indenture in favor of the Indenture Trustee and pursuant to a bailment in a form satisfactory to Great Lakes, the Master Servicer, and the Eligible Lender Trustee.

     (v) If any Financed Student Loan has lost its guarantee and/or insurance due to the actions of any prior issuer, servicer or holder of the Financed Student Loan, Great Lakes will, at the written request of the Master Servicer, use its best efforts to reinstate such guarantee or insurance; provided, however, that Great Lakes makes no representation that such reinstatement will occur. Such services shall be provided at the cost agreed upon by the Master Servicer and Great Lakes.

     (w) Great Lakes shall provide, or cause to be provided to the Master Servicer, on a monthly basis, information needed to determine the monthly rebate fees.

     4.   Due Diligence.

     Great Lakes covenants and agrees that in discharging its obligations hereunder it shall:

     a. Exercise due diligence in the servicing and collection of all Financed Student Loans as the term "due diligence" is used in the Act and further defined in the regulations of the applicable guarantor.

     b. Exercise reasonable care and diligence in the administration and collection of all Financed Student Loans utilizing practices in accordance with all Federal and State

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          laws and regulations promulgated thereunder that are applicable to its activities conducted with respect to Financed Student Loans that are authorized under the Act.

     c. Administer and service the Financed Student Loans in a competent, diligent and orderly fashion, and in accordance with the requirements of the Act.

     5.   Representations, Warranties, and Covenants of Great Lakes.

     Great Lakes makes the following representations, warranties and covenants to the Master Servicer on the date of this Agreement.

     (a) Great Lakes (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated; (ii) is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as contemplated by this Agreement including, without limitation, eligibility as a third-party servicer under the Act; and (iv) is in compliance with all applicable laws and regulations.

     (b) The execution and delivery by Great Lakes of this Agreement and the performance of its obligations hereunder (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on or before the date of this Agreement; and (iv) do not violate any provision of its articles of in corporation or bylaws.

     (c) Great Lakes will maintain in effect all qualifications required in order to service the Financed Student Loans and comply in all material respects with all requirements of law if a failure to comply would have a materially adverse effect its ability to service the Financed Student Loans.

     (d) Great Lakes will not permit any rescission or cancellation of a Financed Student Loan except as ordered by a court or other government authority, as consented to by the Eligible Lender Trustee and the Indenture Trustee, or as permitted under Section 3(i) of this Agreement.

     (e) Great Lakes will not reschedule, revise, defer or otherwise compromise payments due on any Financed Student Loan except during any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards and requirements for servicing of the Financed Student Loans.

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     (f)  All Great Lakes financial statements delivered to the Master Servicer were prepared according to U.S. generally accepted accounting principles ("GAAP") consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of Great Lakes.

     (g) No event which could cause a material adverse effect on Great Lakes' financial condition has occurred, and if such event shall occur, Great Lakes shall promptly give the Master Servicer notice thereof.

     (h) Great Lakes is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition or its ability to meet its obligations under this Agreement and no outstanding or unpaid judgments against Great Lakes exist, and if such event shall occur, Great Lakes shall promptly give the Master Servicer notice thereof.

     (i) Until all Financed Student Loans serviced hereunder have been repaid in full, or paid as a claim the Guarantor, or transferred to another servicer, Great Lakes agrees as follows:

          (i) Great Lakes shall cause to be furnished to the Master Servicer its financial statements within one hundred twenty (120) days after the end of each fiscal year audited by nationally recognized independent certified public accountants.

          (ii) Great Lakes shall maintain books, records and accounts necessary to prepare financial statements according to GAAP and maintain adequate internal financial controls.

          (iii) Great Lakes shall maintain all licenses, permits, and franchises necessary for its business.

     (j) This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of Great Lakes, enforceable against Great Lakes according to its terms.

     (k) The above representations, warranties and covenants, or any breach thereof, shall not independently give rise to any cause of action or claim for damages in the absence of monetary loss or other material breach by Great Lakes of the terms and conditions of this Agreement.

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     6.   Great Lakes Default.

          Each of the following constitutes a "Great Lakes Default" hereunder:

     (a) any failure by Great Lakes to deliver to the Indenture Trustee any payment required pursuant to Section 3(p) of this Agreement, which failure continues unremedied for three (3) business days after written notice of such failure is received by Great Lakes from the Eligible Lender Trustee, the Indenture Trustee or the Master Servicer or after discovery of such failure by an officer of Great Lakes;

     (b) any material breach of a representation or warranty of Great Lakes contained in Section 5 of this Agreement or like failure by Great Lakes duly to observe or to perform in any material respect any term, covenant or agreement set forth in this Agreement, which breach or failure shall (i) materially and adversely affect the rights of Noteholders or any Counterparties and (ii) continue unremedied for a period of sixty (60) days after the date of discovery of such failure by an officer of Great Lakes or after written notice of such breach or failure, requiring the same to be remedied, shall have been given to Great Lakes, by the Indenture Trustee, the Eligible Lender Trustee or the Master Servicer;

     (c) Great Lakes shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have made a general assignment for the benefit of creditors, or shall have declared a moratorium with respect to its debts or shall have failed generally to pay its debts as they become due, or shall have taken any action to authorize any of the foregoing; or an involuntary case or other proceeding shall have been commenced against Great Lakes seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, provided such action or proceeding is not dismissed within 60 days.

     (d) any failure by Great Lakes to comply with any requirements under the Act resulting in a loss of its eligibility as a third-party servicer.

     7.   Rights Upon Great Lakes Default.

     In each and every case, so long as the Great Lakes Default shall not have been remedied, the Master Servicer, by notice then given in writing to Great Lakes may terminate all the rights and

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obligations (other than the rights and obligations set forth in Section 10 hereof) of Great Lakes under this Agreement.

     As of the effective date of termination of Great Lakes, all authority and power of Great Lakes under this Agreement, whether with respect to the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Master Servicer or such successor servicer as may be appointed, and all files shall be disposed of pursuant to the procedures proscribed by Section 13(b) hereof.

     8.   Master Servicer's Responsibilities.

     Master Servicer agrees to promptly notify Great Lakes in such form as may from time to time be specified by Great Lakes, of any transactions involving the Lender and the borrower and/or changes in status or demographic data on any of its accounts if received from sources other than Great Lakes. Master Servicer specifically agrees to promptly notify Great Lakes of any bankruptcy action taken with respect to any Student Loan.

     9.   Fees.

     The Master Servicer agrees to pay Great Lakes the fees established by Great Lakes from time to time for services rendered pursuant to this Agreement. The current fee schedule is attached to this Agreement as Schedule A. Increases or decreases in such schedule may be made from time to time; provided, however, that the Master Servicer shall be given 60 days written notice prior to the effective date of any change in the fee schedule. Such effective date shall be the beginning of a calendar quarter (April 1, July 1, October 1, January 1). Statements for services rendered will be provided on a monthly basis and are payable upon receipt.

     10.  Liability.

     (a) Great Lakes shall exercise care and due diligence in performing the services required by this Agreement. To the extent that Great Lakes is required to appear in, or is made a defendant in any legal action or other proceeding commenced by a party other than Master Servicer with respect to any matter arising hereunder, Master Servicer shall indemnify and hold Great Lakes harmless from all loss, liability and expense (including reasonable attorney's fees) except for any loss, liability or expense arising out of or relating to Great Lakes' acts or omissions with regard to the performance of services hereunder.

     (b) Subject to paragraph 18 below, Great Lakes shall indemnify and hold Master Servicer, Trust (and its assigns, including the Noteholders as defined in the Indenture) and the Eligible Lender Trustee and their respective officers, directors, employees and agents harmless from all loss, liability and expense (including reasonable attorney's fees) arising out of or relating to Great Lakes' acts or omissions with regard to the performance of services hereunder; provided, however, that Great Lakes shall not be liable in the performance of such services except for its negligence or

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misconduct and provided further that in no event shall Great Lakes be responsible or liable for any consequential damages with respect to any matter whatsoever arising out of this Agreement.

     (c) Either party shall have the right to mitigate its liability under this Agreement by taking such actions as may be appropriate, including but not limited to reperformance.

     (d) Except as to Student Loans originated by Great Lakes, (i) Great Lakes does not assume, and acceptance for servicing shall not result in, any responsibility for the correctness or completeness of Student Loan-related papers transmitted to Great Lakes as a part of or in conjunction with the commitment of any Student Loans to Great Lakes for servicing under this Agreement or under a separate Servicing Agreement with Grad Partners, Inc. or any affiliate of Grad Partners, Inc., and (ii) Great Lakes shall not be responsible for any procedural errors or omissions (including due diligence violations) which may have occurred prior to initiation of servicing of a Student Loan by Great Lakes under this Agreement or under a separate Servicing Agreement with Grad Partners, Inc. or any affiliate of Grad Partners, Inc.

     (e) If a Financed Student Loan is denied the guarantee by GLHEGC or the loss of federal interest, special allowance, and/or insurance benefits, Great Lakes shall have the right to take any action not prohibited by law or regulation to reduce its losses, if any, hereunder, including but not limited to curing, at its own expense (to the extent such expenses exceed Great Lakes standard servicing fee), any origination, due diligence or other servicing violation under this Agreement or under a separate Servicing Agreement with Grad Partners, Inc. or any affiliate of Grad Partners, Inc. . If any lost guarantee is not reinstated within twelve (12) months of the date Great Lakes learns of the loss of the guarantee on a Financed Student Loan, Great Lakes shall take actions which make the Trust whole with respect to the Financed Student Loan while maintaining the eligibility for future reinstatement of the guarantee; provided, however, Great Lakes may delay taking such actions by giving written notice to the Master Servicer not less often than each ninety (90) days that Great Lakes has reason to believe that the guarantee will be reinstated within time frames permitted by regulations. If Great Lakes gives notice of such delay, Great Lakes agrees to pay any accrued interest on the Financed Student Loans that may be uninsured.

     (f) Master Servicer shall enforce its rights under this Section 10 on behalf of the Trust. The parties hereby agree that the Indenture Trustee or the Trust, for the benefit of the Noteholders, may enforce the Master Servicer's rights under this Section 10 in the event that the Master Servicer shall fail to enforce such rights.

     11.  Confidentiality.

     Information about each borrower furnished to Great Lakes hereunder is furnished upon the express condition that the information will be kept confidential by Great Lakes. All such information, except as may be otherwise required by statute, by court order or as may be necessary in Great Lakes' reasonable judgment to the performance of the services required under this Agreement,

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shall be held in confidence by Great Lakes. Great Lakes, in its capacity as subservicer, shall comply with all applicable requirements of Gramm-Leach Bliley Act.

     12.  Examination of Records.

     The Trust, the Master Servicer, the Eligible Lender Trustee, the Indenture Trustee or any governmental agency having jurisdiction over any of the same, or their designated representatives may at any time during Great Lakes' regular business hours examine and audit, at the sole expense of the Master Servicer, the records which Great Lakes maintains on the Lender's Student Loans.

     13.  Termination.

     (a) This Agreement shall remain in full force and effect until terminated or modified as provided herein. This Agreement may be terminated (i) in accordance with Section 7 hereof or (ii) at the end of a calendar quarter (March 31, June 30, September 30, December 31), if written notice is given: (A) by the Master Servicer (subject to Section 20(e)) to Great Lakes at least 30 days prior to the end of a calendar quarter, or (B) by Great Lakes to the Master Servicer and the Indenture Trustee at least 180 days prior to the end of a calendar quarter.

     (b) In the event that this Agreement is terminated as provided in subsection (a) above, Great Lakes shall continue its full servicing until the date of termination and shall provide to the Master Servicer and the Indenture Trustee a full set of periodic reports, adjusted through the date of termination. Great Lakes shall retain all notes, records and papers, as well as a copy of all computer stored data relating to the Lender's accounts as required by the Act. Great Lakes shall make available to the Master Servicer and the Indenture Trustee and the Eligible Lender Trustee on demand copies of all computer records relating to the Lender's accounts. Such copies of the computer records will be provided and updated at the times desired by Master Servicer and the Indenture Trustee in order to facilitate a transfer to another servicing agent. The Master Servicer agrees to pay Great Lakes the servicing removal fee identified on Schedule A. Upon the Master Servicer's request, Great Lakes may agree to provide servicing removal services beyond those identified in this section. Such agreement between Great Lakes and the Master Servicer shall include sufficient additional charges to cover Great Lakes' costs. Great Lakes agrees that Master Servicer shall be entitled to injunctive relief to enforce the provisions of this subsection.

     (c) The Master Servicer shall be liable for all charges incurred for services performed pursuant to this Agreement up to the termination date.

     (d) Great Lakes shall continue to be liable for all acts or failures to act which occur prior to termination (or the following loan transactions: sale or transfer to another lender, servicing transfer to Master Servicer or another servicer, purchase by the guarantor or payment in full), but shall not be liable for post-termination activities except that Great Lakes shall be obligated to remit to the Master Servicer any collections received by Great Lakes subsequent to termination and to provide the reports and records herein required.

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     14.  Amendments.

     Except as provided in Section 9, this Agreement may be amended by Great Lakes at anytime upon 30 days written notice to the Master Servicer and the Indenture Trustee, provided that the provisions of this Agreement shall at all times be consistent with the Act and applicable regulations. In the event of any such modification by Great Lakes, the Master Servicer (with the consent of the Indenture Trustee) has 30 days in which to accept or reject the modification by notice in writing. In the event of rejection of proposed modification, either party may exercise its right to terminate as provided in Section 13. In the event of termination for this reason, such modification shall not apply to the Master Servicer.

     15.  Governing Law.

     This Agreement shall be interpreted under the laws of the State of Wisconsin.

     16.  No Implied Waiver.

     Any waiver or modification, expressed or implied, by Great Lakes or by the Master Servicer of any breach of this Agreement shall not be construed to be a waiver of any such breach or any acquiescence thereto; nor shall any delay or omission by Great Lakes or by the Master Servicer to exercise any right arising from any such breach affect or impair the respective party's right to such breach or any future breach.

     17.  Arbitration.

     In the event that the parties hereto shall fail to agree regarding any provision of this Agreement, such disputes shall be resolved by arbitration procedures established by the American Arbitration Association. The decision of any arbitrator under this paragraph shall be final and binding upon the parties.

     18.  Limitation of Liability.

     Great Lakes, the Master Servicer, Trust and Eligible Lender Trustee recognize that Great Lakes' servicing program is separate and distinct from GLHEGC's guarantee program. The Master Servicer, Trust and Eligible Lender Trustee specifically agrees to look only to Great Lakes in its capacity as a servicing agent for any claims under this Agreement relating to its functions as servicing agent. Each of the Master Servicer, Trust and Eligible Lender Trustee specifically waives any claim against GLHEGC's Guarantee Fund as defined in 34 CFR 682.410(a)(1) and against GLHEGC's Federal Reserve Fund and Administrative Operating Fund and all other escrows required under the Act for claims under this Agreement.

     19.  Assignment.

     Master Servicer may assign this Agreement to any affiliate and Great Lakes may assign this Agreement to any affiliate. Except as provided herein, this Agreement may not be assigned without the prior consent of the non-assigning party and the Indenture Trustee.

     20.  Notices.

     All notices, requests, demands or other instruments which may or are required to be given by any party to any other party shall be in writing and such shall be deemed to have been properly given when served personally on an officer of the entity to which such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

     If intended for Great Lakes Educational Loan Services, Inc.:

          Chief Servicing Officer
          Great Lakes Higher Education Servicing Corporation
          2401 International Lane
          P.O. Box 7858
          Madison, WI 53707

     If intended for Master Servicer or Trust:

          Grad Partners, Inc.
          6 East Fourth Street, Suite 300
          Cincinnati, Ohio  45202
          Attention:  Perry D. Moore

     If intended for the Eligible Lender Trustee:

          Fifth Third Bank
          Corporate Trust Administration
          38 Fountain Square Plaza MD10AT60
          Cincinnati, OH  45263
          Attention:  Brian Gardner

     If intended for the Indenture Trustee:

          Fifth Third Bank
          Corporate Trust Administration
          38 Fountain Square Plaza MD10AT60
          Cincinnati, OH  45263
          Attention:  Brian Gardner

     21.  Third Party Audit.

     Great Lakes shall provide the Master Servicer within one hundred twenty days (120) days of the end of Great Lakes' accounting period, a copy of its annual servicer compliance audit report required by federal regulations, or if a federal audit requirement is not in effect at the time, an equivalent compliance audit report performed by an independent third party.

     22.  Insurance Coverage.

     Great Lakes will keep in force and effect computer services and software errors and omissions coverage of not less than $2,000,000, an umbrella liability policy of not less than $15,000,000, employee crime (including fidelity) insurance of not less than $1,000,000 and business interruption insurance of not less than $1,000,000. Great Lakes will furnish proof of such coverage to the Master Servicer from time to time upon request by Master Servicer. Should the Insurance Coverage, or any portion thereof, be voluntarily terminated or modified by Great Lakes or involuntarily terminated or modified without Great Lakes' consent, Great Lakes shall, if available, replace such terminated or modified portions of the Insurance Coverage prior to final termination or modification, or as soon thereafter as commercially reasonable. In the event of any termination or reduction in coverage, voluntary or involuntary, Great Lakes shall notify Master Servicer immediately, but in no event later than five (5) business days following receipt of notice of the termination or modification or, with respect to voluntary termination or modification, contemporaneously with Great Lakes' giving notice to the insurer.

     23.  Security Interest of Indenture Trustee.

     (a) Great Lakes acknowledges and agrees that all or a portion of the right, title and interest of the Trust and Master Servicer under this Agreement and the Eligible Lender Trustee under the Financed Student Loans serviced hereunder have been or may be assigned to the Indenture Trustee for the benefit of the Noteholders and the other secured parties (collectively, the A Secured Parties ) pursuant to the Indenture and that Great Lakes shall hold all original promissory notes evidencing such Financed Student Loans and related documentation as bailee on behalf of the Indenture Trustee as holder of a security interest in such Financed Student Loans under the terms and conditions of the Indenture.

     (b) In order for Master Servicer to direct Great Lakes to transfer any such Financed Student Loan from the account of Lender (to the Secured Parties, another secondary market authority, an eligible lender, another indenture account of Lender or Master Servicer, or a successor servicer, pursuant to the Indenture or otherwise), Great Lakes must first receive a Request to Transfer Student Loans form which shall not be valid without the signature of the Indenture Trustee.

     (c) The security interest of the Secured Parties and the provisions of this
Section 23, shall not be amended or revoked without the written consent of the Indenture Trustee.

     (d) Great Lakes hereby acknowledges and agrees that the security interest of the Secured Parties in the Financed Student Loans under the Indenture, shall be and is hereby prior to any lien Great Lakes may have in such Financed Student Loans (other than its fees due hereunder), and Great Lakes agrees to execute and deliver to the Indenture Trustee all financing statements, notices and other instruments reasonably requested in connection with this Agreement by the Indenture Trustee.

     (e) Great Lakes acknowledges that upon the occurrence of certain events of default under the Indenture (each a "Default") pursuant to which Financed Student Loans are financed, the Indenture Trustee shall have the right to exercise the termination rights of Master Servicer set forth in Section 13. Notwithstanding anything in this Section 23 to the contrary, Great Lakes shall, within a reasonable time frame after receipt of a written request by the Indenture Trustee, release any and all Financed Student Loans to the Indenture Trustee.

     24.  Eligible Lender Trustee.

     Great Lakes acknowledges that the Eligible Lender Trustee has entered into this Agreement solely in its capacity as Eligible Lender Trustee for Education Lending Capital Trust-I and not acting in its individual capacity.

     The representations, warranties, and covenants of the Eligible Lender Trustee herein (other than any representations, warranties and covenants relating to the Eligible Lender Trustee's authority, good standing execution of this Agreement) are made solely at the direction of Education Funding Capital Trust-I without independent investigation of the Eligible Lender Trustee, and the Eligible Lender Trustee has undertaken only the duties required of it under its trust agreement with Education Funding Capital Trust-I. All recourse and remedies of Great Lakes hereunder shall be available only against Education Funding Capital Trust-I and the assets of such trust estate and not against the Eligible Lender Trustee, or in its individual capacity.

     25.  Disaster Recovery Plan/Force Majeure.

     Great Lakes will timely implement, if it has not already, and maintain the Great Lakes' disaster recovery plan, a summary of which is attached hereto as Appendix 1 as the same may be updated from time to time (the "Disaster Recovery Plan"). Throughout the term of this Agreement, Great Lakes shall (i) maintain the Disaster Recovery Plan and the capacity to execute such plan (ii) test the Disaster

Recovery Plan at least annually (iii) not change the Disaster Recovery Plan in any manner that will materially lessen its backup procedures, data restoration ability, or recovery preparedness or capabilities without providing prior written notice to the Master Servicer and (iv) upon written request of Master Servicer, Great Lakes shall provide Master Servicer with an executive summary of any changes to the Disaster Recovery Plan. Subject to the foregoing, no party hereto shall be responsible for, or in breach of this Agreement if it is unable to perform as a result of delays or failures due to any cause beyond its control, howsoever arising.

     26.  Subservicing for Affiliates.

     Upon request of the Master Servicer, Great Lakes agrees to provide services pursuant to this Agreement for and on behalf of one or more corporations or limited liability companies that are controlled by or under common control with Direct III Marketing, Inc., d/b/a Education Lending Group, Inc. ("ELG") and trusts that are established by ELG or any of such corporations or limited liability companies (herein an "Affiliate") with respect to Student Loans originated by Great Lakes, guaranteed by GLHEGC and owned by such Affiliate. To initiate Great Lakes obligation to provide services for any Affiliate, the Master Servicer shall identify such Affiliate in writing and Great Lakes, the Master Servicer, the Affiliate and the Eligible Lender Trustee on behalf of the Affiliate shall execute and deliver a Subservicing Addendum in substantially the form attached hereto as Appendix 2. Upon execution and delivery of the Subservicing Addendum, Great Lakes shall provide services to such Affiliate in accordance with this Agreement and such Subservicing Addendum.

                            [Signature Page Follows]

In Witness Whereof, the parties hereto have executed this Agreement as of the and year first above written.

GRAD PARTNERS, INC.                     GREAT LAKES EDUCATIONAL
                                        LOAN SERVICES, INC.


By: /s/ Perry D. Moore                  By: /s/ Michael J. Noack
    ----------------------------------      ------------------------------------
Name: Perry D. Moore                    Name: Michael J. Noack
Title: Senior Vice President - Finance  Title: Chief Servicing Officer


FIFTH THIRD BANK, as Eligible           EDUCATION FUNDING CAPITAL TRUST-I
Lender Trustee for Education            By: Fifth Third Bank as Co-Owner Trustee
Funding Capital Trust-I


By: /s/ Keith E. Brock                  By: /s/ Keith E. Brock
    --------------------------------        ------------------------------------
Name: Keith E. Brock                    Name: Keith E. Brock
Title: Trust Officer                    Title: Trust Officer

                   GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

                STUDENT LOAN ORIGINATION AND SERVICING AGREEMENT

                               GRAD PARTNERS, INC.

                                SCHEDULE A - FEES

The Master Servicer agrees to pay the following fees to Great Lakes upon receipt of a monthly statement for services rendered pursuant to this agreement:

Origination Fee:

     $3.50 per loan originated by Great Lakes
     $2.00 per disbursement sent via EFT to school (this charge is in addition to the per loan charge)
     $28.00 per originated Consolidation Loan
     $10.00 per application processed which does not result in a Consolidation loan

Monthly Service Fees:

     $1.25 per account per month during interim (in-school) period
     $3.05 per account per month during grace period
     $3.25 per account per month during first 12 months of repayment servicing $2.88 per account per month during the remainder of the repayment period

Servicing Removal Fee:

     $14.00 per account, plus actual cost of additional services requested to remove an active account from the servicing system

Late Charge Assessment Fee:

Great Lakes shall receive 25% of the late fee revenue collected from delinquent borrowers.

Great Lakes will pass to the Master Servicer the actual third-party credit bureau costs of obtaining a PLUS credit bureau report.

Subsidized and unsubsidized Stafford and Consolidation loans are each billed separately for origination fees even if they are processed from the same application.

All PLUS, SLS and Consolidation loans will be charged the standard repayment servicing fees.

The total monthly amount due will be the actual fees calculated as described above or $75, whichever is greater. All references to an account for fee calculation purposes shall mean unique combinations of borrower/lender number or subportfolio number/loan program (Stafford, PLUS, Consolidation loan program).

Great Lakes may agree to provide the Master Servicer with services beyond those normally included in the servicing program. Such agreement between Great Lakes and the Master Servicer shall include sufficient additional charges to cover Great Lakes = costs.

Increases or decreases to this fee schedule may be made from time to time as provided in this Agreement.

                           ACH Authorization Agreement

Lender Name:
             ---------------------------------------------------------

Tax ID No.:
            ----------------------------------------------------------

We hereby authorize the Great Lakes Higher Education Servicing Corporation, hereinafter called Great Lakes, to initiate debit/credit entries to our demand deposit account indicated at the depository named below to fund new loan disbursements originated by Great Lakes.

Depository Name:
                 ---------------------------------------------------------------

City:                               State:                    Zip:
      ----------------------------         -----------------       -------------

Transit ABA No:                     Account No:
                ------------------              --------------------------------

This authority is to remain in full force and effect until Great Lakes has received written notification from us of its termination in such time and in such manner as to afford Great Lakes a reasonable time to act on it.


---------------------------------
Signature


---------------------------------
Name


---------------------------------
Title


---------------------------------
Date

                                   Appendix 1

                             Disaster Recovery Plan

                                   Appendix 2

                   GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.
                Student Loan Origination and Servicing Agreement

                              SUBSERVICING ADDENDUM

     THIS SUBSERVICING ADDENDUM is made this     date of            , 2002 (the
                                             ---         -----------
"Subservicing Addendum"), by and among GREAT LAKES EDUCATIONAL LOAN SERVICES, INC. ("Great Lakes"), GRAD PARTNERS, INC. ("Master Servicer"),
                           ("Affiliate") and                                 as
--------------------------                   -------------------------------
the eligible lender trustee on behalf of the Affiliate ("Affiliate Eligible Lender Trustee").

     This Subservicing Addendum is an addendum to that certain Student Loan Origination and Servicing Agreement among Great Lakes, Master Servicer, Education Funding Capital Trust-I (the "Trust") and Fifth Third Bank as eligible
lender trustee on behalf of the Trust (the "Trust ELT") dated as of May   ,
                                                                        --
2002, including all amendments, addenda, attachments, exhibits and schedules thereto (herein the "Subservicing Agreement").

     Capitalized terms used in this Subservicing Addendum without definitions shall have the meanings ascribed to such terms in the Subservicing Agreement.

     WHEREAS, Master Servicer desires Great Lakes to provide the services set forth in the Subservicing Agreement for the Affiliate and the Affiliate Eligible Lender Trustee; and

     WHEREAS, Great Lakes agrees to provide the services set forth in the Subservicing Agreement with respect to Student Loans owned by the Affiliate and held by the Affiliate Eligible Lender Trustee acting on its behalf under the terms of the Subservicing Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, and intending to be legally bound, Great Lakes, Master Servicer, Affiliate and Affiliate Eligible Lender Trustee agree as follows:

     (1) Great Lakes and Master Servicer agree to amend the existing Subservicing Agreement by adding this Subservicing Addendum to the Agreement. For purposes of construing the Subservicing Agreement in order to carry out the intention of this Subservicing Addendum, (i) each reference to the Trust in the Subservicing Agreement shall mean the Affiliate; (ii) each reference to the Eligible Lender Trustee in the Subservicing Agreement shall mean the Affiliate Eligible Lender Trustee; (iii) each reference to the Lender in the Subservicing
Agreement shall mean                    ; and (iv) each reference to the
                     -------------------
Indenture in the Subservicing Agreement shall mean                     .
                                                   --------------------

     (2) Great Lakes agrees to perform its duties and obligations for the Affiliate and the Affiliate Eligible Lender Trustee in accordance with the terms and conditions set forth in the Subservicing Agreement, as amended, for Student Loans owned by the Affiliate and held by the Affiliate Eligible Lender Trustee. Master Servicer, Affiliate and Affiliate's Eligible Lender Trustee agree to perform their respective duties and obligations in accordance with the terms and conditions set forth in the Subservicing Agreement, as amended.

     (3) Master Servicer shall be responsible for and agrees to pay all fees due to Great Lakes for services rendered to the Affiliate and the Affiliate Eligible Lender Trustee by Great Lakes under the Subservicing Agreement with respect to the Student Loans owned by the Affiliate.

     (4) Master Servicer and Great Lakes each shall have the right to terminate the Subservicing Agreement with respect to the services provided to the Affiliate and the Affiliate Eligible Lender Trustee on the terms and conditions set forth in the Subservicing Agreement.

     (5) All notices or other communications by one of the parties hereto to the
Affiliate shall be addressed as follows:                                       ;
                                         --------------------------------------
and to the Affiliate Eligible Lender Trustee as follows:
                                                         -----------------------
                                         , or such other address as may be
----------------------------------------
indicated from time to time by such party.

     (6) This Subservicing Addendum shall be effective as of the first date written above.

     (7) This Subservicing Addendum may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

     (8) By signing this Subservicing Addendum, each party certifies that it has the power and authority to execute and deliver this Subservicing Addendum and to carry out its terms and the terms of the Subservicing Agreement, and the execution, delivery and performance of this Subservicing Addendum has been duly authorized by each respective entity.

     IN WITNESS WHEREOF, the parties hereto caused this instrument to be duly executed as of the month, day and the year of this Subservicing Addendum.

                                 GREAT LAKES EDUCATIONAL LOAN
                                 SERVICES, INC.
                                 as Servicer


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 GRAD PARTNERS, INC.
                                 as Master Servicer


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------
                                 [_____________________________________________]
                                 as Affiliate


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------
                                 [_____________________________________________]
                                 as Affiliate Eligible Lender Trustee


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------